UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 15, 2011

MedQuist Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35069	98-0676666

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

9009 Carothers Parkway Franklin, Tennessee		37067

(Address of principal executive offices)		(Zip Code)
(866) 295-4600
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 15, 2011, MedQuist Holdings Inc. (the “Company”) issued a press release announcing its results of operations for the second quarter ended June 30, 2011. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
Also on August 15, 2011, the Company disclosed additional information regarding the previously announced proposed exchange offer and short-form merger. The portions of the Press Release that relate to the discussion of the proposed exchange offer and short-form merger are being filed herewith as Exhibit 99.2 to this Form 8-K and are herein incorporated by reference.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The offer to exchange the Company’s shares for MedQuist Inc. shares, if made, will only be made pursuant to a Registration Statement on Form S-4, a letter of transmittal and related offer documents to be filed by the Company with the SEC. INVESTORS AND SECURITY HOLDERS OF MEDQUIST INC. ARE URGED TO READ SUCH REGISTRATION STATEMENT ON FORM S-4 AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONTEMPLATED EXCHANGE OFFER AND MERGER. UPON FILING WITH THE SEC, THE REGISTRATION STATEMENT AND RELATED DOCUMENTS WILL BE AVAILABLE FREE ON THE SEC’S WEBSITE (HTTP://WWW.SEC.GOV). Holders of MedQuist Inc. shares will need to make their own decision whether to tender shares in the contemplated exchange offer. Neither MedQuist Inc. nor any other person is making any recommendation as to whether or not holders of MedQuist Inc. shares should tender their shares for exchange in the contemplated exchange offer.
Forward-Looking Statements
Information provided and statements contained in this report that are not purely historical, such as statements regarding the proposed exchange offer and short-form merger, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Statements made in this report that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other public filings and press releases made by the Company (including filings by the Company with the SEC). Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release Dated August 15, 2011

99.2	Excerpts of Communications Relating to the Proposed Exchange Offer and Short-Form Merger

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Holdings Inc.
By	/s/ Mark R. Sullivan
	Name:	Mark R. Sullivan
	Title:	General Counsel & Chief Compliance Officer

Date: August 15, 2011

Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated August 15, 2011

99.2	Excerpts of Communications Relating to the Proposed Exchange Offer and Short-Form Merger